UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2026
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road,
Suite 400, Deerfield, IL		60015
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL 60606
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information contained in Item 5.03 of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.
In connection with the Reverse Stock Split (as defined below), on June 30, 2026, Alight Holding Company, LLC (“Alight Holdings”), a Delaware limited liability company and a subsidiary of Alight, Inc. (the “Company”), entered into the Second Amendment to Second Amended and Restated Limited Liability Company Agreement (as amended, the “Amended LLCA”) primarily to effectuate a reverse unit split of its outstanding Class A Units, Class B-1 Units and Class B-2 Units (“Alight Units”), each at a 1-for-20 ratio.
The foregoing description is qualified in its entirety by reference to the Amended LLCA, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.
The information contained in Item 5.03 of this Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Charter Amendments
As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 11, 2026, the Company held its annual meeting of stockholders on June 10, 2026, at which meeting the Company’s stockholders approved certificates of amendment (the “Certificates of Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to (i) declassify the Company’s Board of Directors (the “Board” and such amendment, the “Declassification Amendment”), (ii) provide for the elimination of certain officers’ personal liability for monetary damages stemming from breaches of the duty of care as permitted by Section 102(b)(7) of the Delaware General Corporation Law (the “Exculpation Amendment”) and (iii) effect a reverse stock split of the Company’s Class A common stock, Class B non-voting common stock (including the outstanding series of Class B-1 common stock and Class B-2 common stock) and Class V common stock (which represent the only classes and series of the Company’s stock that are outstanding) and, simultaneously with the reverse stock split, correspondingly decrease (a) the total number of authorized shares of capital stock of the Company and (b) the number of authorized shares of each of the Company’s Class A common stock, Class B non-voting common stock (including the series of Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the series of Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock) (collectively, the “Reverse Stock Split Amendment” and, collectively with the Declassification Amendment and the Exculpation Amendment, the “Charter Amendments”). All classes and series of the Company’s common stock have a par value of $0.0001 per share.
Reverse Stock Split
As previously announced, following the stockholders’ approval, the Board determined to effectuate the reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock, Class B non-voting common stock (including the outstanding series of Class B-1 common stock and Class B-2 common stock) and Class V common stock (including treasury shares) at a 1-for-20 ratio (the “Reverse Stock Split”) and to proportionately decrease the number of authorized shares of Class A Common Stock from 1,000,000,000 to 50,000,000, Class B non-voting common stock from 30,000,000 to 1,500,000 (representing 500,000 shares of Class B-1 common stock, 500,000 shares of Class B-2 common stock, and 500,000 shares of Class B-3 common stock), Class V common stock from 175,000,000 to 8,750,000, and Class Z non-voting common stock from 12,900,000 to 645,000 (representing 575,000 shares of Class Z-A common stock, 35,000 shares of Class Z-B-1 common stock, and 35,000 shares of Class Z-B-2 common stock).
On June 29, 2026, the Company filed the Certificates of Amendment with the Secretary of State of the State of Delaware to effectuate the Charter Amendments effective as of 5:00 p.m. (New York City time) on June 30, 2026 (the “Effective Time”).
Pursuant to the Reverse Stock Split Amendment, at the Effective Time, every 20 issued and outstanding shares of the Company’s Class A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), and Class V common stock were automatically reclassified into one issued and outstanding share of the Company’s Class A common stock, Class B non-voting common stock (including Class B-1 common stock and Class B-2 common stock), and Class V common stock, respectively, without any change in the par value per share. The Reverse Stock Split Amendment also proportionately decreased, as of the Effective Time, the total number of shares the Company is authorized to issue and the number of authorized shares of Class A common stock, Class B non-voting common stock (including Class B-1 common stock, Class B-2 common stock and Class B-3 common stock), Class V common stock and Class Z non-voting common stock (including the Class Z-A common stock, Class Z-B-1 common stock and Class Z-B-2 common stock). The Reverse Stock Split Amendment did not affect the Company’s authorized number of shares of preferred stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders otherwise entitled to receive a fractional share as a result of the Reverse Stock Split will receive a cash payment in an amount equal to the fair value thereof as of the Effective Time (as determined by the Board) (without interest) in lieu of such fractional shares.
In connection with the Reverse Stock Split, proportionate adjustments were made to the terms of the Company’s outstanding equity-based awards, Alight Units (as described in Item 1.01 of this Report) and the Company’s equity plans, in accordance with the terms of the applicable agreements, and proportionate adjustments are deemed to be made to securities covered by the Company’s existing registration statements.
Given the parallel adjustment to Alight Units, each holder of Class A common stock, Class B non-voting common stock (including the outstanding series of Class B-1 common stock and Class B-2 common stock) and Class V common stock holds the same percentage of the outstanding voting power immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split resulted in holders of Class A common stock, Class B non-voting common stock (including the outstanding series of Class B-1 common stock and Class B-2 common stock) and Class V common stock receiving cash in lieu of fractional shares.
Declassification and Exculpation Amendments
For a description of the Declassification Amendment and Exculpation Amendment, please refer to “Proposal No. 4: To Approve an Amendment to the Alight Charter to Declassify the Board” and “Proposal No. 5: To Approve an Amendment to the Alight Charter to Extend Exculpatory Protection to Certain Alight Officers,” respectively, each of which are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 27, 2026 and which descriptions are incorporated herein by reference.
Restated Charter
On June 29, 2026, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation of the Company (the “Restated Charter”) that became effective at 5:05 p.m. (New York City time) on June 30, 2026. The Restated Charter (i) reflects the Charter Amendments and (ii) otherwise merely restates and integrates but does not further amend the Charter as theretofore amended or supplemented. The Restated Charter was adopted by the Board without a vote of stockholders of the Company pursuant to Section 245 of the Delaware General Corporation Law.
The foregoing description of the Restated Charter does not purport to be complete and is qualified in its entirety by the full text of the Restated Charter, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.
Bylaws
Additionally, upon the effectiveness of the Charter Amendments, the Board amended and restated the bylaws of the Company, primarily to (i) reflect corresponding changes relating to the Charter Amendments, (ii) add procedural and informational requirements for stockholders that intend to use the rule pertaining to universal proxy cards (the “Universal Proxy Rule”) set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) make other administrative changes primarily to reflect recent Delaware law developments, in each case as further described below.
The advance notice amendments require stockholders to make certain representations to the Company, certify compliance with the Universal Proxy Rule, and submit nominee questionnaires to the Secretary of the Company. The Board also approved certain administrative amendments to the Company’s Bylaws to conform the provisions related to (i) notices of adjournments, including with respect to remote meetings of stockholders, and (ii) stockholder lists, in each case to updated Delaware law provisions. In addition, these administrative amendments provide that any stockholder soliciting proxies from other stockholders must use a proxy card color other than white, which color is reserved for the exclusive use by the Board.
The foregoing description is qualified in its entirety by reference to the Second Amended and Restated Bylaws, which are filed hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01. Other Events.
Reverse Stock Split Effectiveness

The Company’s Class A common stock will begin trading on a Reverse Stock Split-adjusted basis on the New York Stock Exchange (“NYSE”) at the opening of trading on July 1, 2026. The Class A common stock will continue trading on the NYSE under the symbol “ALIT” with a new CUSIP number (01626W 200).
Registration Statements
The Company has registration statements on Form S-3 (File No. 333-258350) and Form S-8 (File Nos. 333-294076, 333-259450 and 333-294497) on file with the Commission. Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 and Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of the Company’s common stock deemed to be covered by the effective registration statements of the Company described above is proportionately reduced as of the Effective Time to give effect to the Reverse Stock Split.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Alight, Inc.
3.2	Second Amended and Restated Bylaws of Alight, Inc.
10.1	Second Amendment to Second Amended and Restated Limited Liability Company Agreement of Alight Holding Company, LLC, dated as of June 30, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	July 1, 2026	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary